     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2000

                                                       REGISTRATION NOS. 2-89190
                                                                        811-3950
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 33                            [X]
                            AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 34                                           [X]


                                   VAN KAMPEN
                             U.S. GOVERNMENT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (630) 684-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              A. THOMAS SMITH III
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [X]  immediately upon filing pursuant to paragraph (b)


     [ ]  on (date) pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   VAN KAMPEN
                             U.S.  GOVERNMENT  FUND


                 Van Kampen U.S. Government Fund is a mutual fund with the investment objective to provide a high level of current income, with liquidity and safety of principal. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government.


                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                   This prospectus is dated  APRIL 28, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objective, Policies and Risks...........   7
Investment Advisory Services.......................  11
Purchase of Shares.................................  12
Redemption of Shares...............................  18
Distributions from the Fund........................  20
Shareholder Services...............................  20
Federal Income Taxation............................  22
Financial Highlights...............................  24


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to provide a high level of current income, with liquidity and safety of principal.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. The Fund may invest a substantial portion of its assets in mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government, some of which are backed by the full faith and credit of the United States and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer. The Fund's investment adviser purchases and sells securities for the Fund's portfolio with a view towards seeking a high level of current income consistent with liquidity and safety of principal based on the investment adviser's analysis and expectations regarding prevailing interest rates and yield spreads between types of securities. Particular attention is given to the relative value of each security considered, its potential yield advantage and its interest rate sensitivity in light of current and expected economic conditions. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may borrow money for investment purposes. The Fund may purchase and sell certain derivative instruments (such as options, futures, options on futures and interest rate swaps or other interest rate-related transactions) for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall debt securities markets. These securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.



The prices of mortgage-backed securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-backed securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-backed securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).


Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in obligations issued or guaranteed by the U.S. government or by its agencies or its instrumentalities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.


PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



The Fund may invest a substantial portion of its assets in pools of mortgages issued or guaranteed by agencies or instrumentalities of the U.S. government. These mortgage-backed securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.



EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-backed securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.



RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and interest rate swaps and other interest rate-related transactions are examples of derivatives. Derivative instruments involve risks different from direct investment in the underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.



BORROWING RISKS. The Fund may borrow money for investment purposes, which is known as "leverage." The Fund may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Fund's shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Fund's ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Fund's net income will be less than if the Fund did not use leverage and the amount available for distributions to shareholders of the Fund will be reduced. The Fund's use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.



MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.



                                INVESTOR PROFILE



In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek current income



- Wish to add to their investment portfolio a fund that invests primarily in obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1990                                                                              9.62
1991                                                                              15.8
1992                                                                              6.27
1993                                                                              7.95
1994                                                                              -5.1
1995                                                                             17.61
1996                                                                               4.1
1997                                                                              8.57
1998                                                                              5.77
1999                                                                             -0.11


The Fund's return for the three-month period ended March 31, 2000 was 1.32%.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 5.74% (for the quarter ended June 30, 1995) and the lowest quarterly return was -4.14% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the
Fund: the Merrill Lynch 1 to 10 Year U.S. Treasury Index* and the Lehman Brothers Mortgage Index**. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by these indices. An investment can not be made directly in the indices. Average annual returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                            Years
      Periods Ended     Past     Past     or Since
    December 31, 1999  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen U.S.
    Government Fund
    -- Class A Shares  -4.85%    5.99%      6.34%
    Merrill Lynch 1
    to 10 Year U.S.
    Treasury Index      0.55%    6.98%      7.11%
    Lehman Brothers
    Mortgage Index      1.86%    7.98%      7.78%
 .......................................................
    Van Kampen U.S.
    Government Fund
    -- Class B Shares  -4.66%    5.94%      4.63%(1)***
    Merrill Lynch 1
    to 10 Year U.S.
    Treasury Index      0.55%    6.98%      5.78%(1)
    Lehman Brothers
    Mortgage Index      1.86%    7.98%      6.34%(1)
 .......................................................
    Van Kampen U.S.
    Government Fund
    -- Class C Shares  -1.85%    6.18%      3.89%(2)
    Merrill Lynch 1
    to 10 Year U.S.
    Treasury Index      0.55%    6.98%      5.39%(2)
    Lehman Brothers
    Mortgage Index      1.86%    7.98%      6.09%(2)
 .......................................................



Inception dates: (1) 8/24/92, (2) 8/13/93.


* The Merrill Lynch 1 to 10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.


**The Lehman Brothers Mortgage Index is an unmanaged, total return index made up of all fixed-rate securities backed by pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).


***The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after purchase. See "Purchase of Shares."

The current yield for the thirty-day period ended December 31, 1999 is 5.93% for Class A Shares, 5.33% for Class B Shares and 5.33% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911.



                               FEES AND EXPENSES


                                  OF THE FUND



This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                       Class A  Class B   Class C
                       Shares   Shares    Shares
-----------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of          4.75%(1) None      None
offering price)
 .....................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)              None(2)  4.00%(3)  1.00%(4)
 .....................................................
Maximum sales charge
(load) imposed on
reinvested dividends   None     None      None
 .....................................................
Redemption fees        None     None      None
 .....................................................
Exchange fee           None     None      None
 .....................................................



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
-----------------------------------------------------
Management fees        0.52%    0.52%     0.52%
 .....................................................
Distribution and/or
service (12b-1)        0.20%    1.00%(6)  1.00%(6)
fees(5)
 .....................................................
Other expenses:
 Miscellaneous other
expenses               0.12%    0.12%     0.13%
 Interest expenses     0.07%    0.07%     0.07%
(7)
 .....................................................
Total annual fund
operating expenses(7)  0.91%    1.71%     1.72%
 .....................................................



(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase declining thereafter as follows:


                                   Year 1-4.00%


                                   Year 2-3.75%


                                   Year 3-3.50%


                                   Year 4-2.50%


                                   Year 5-1.50%


                                   Year 6-1.00%


                                    After-None


     See "Purchase of Shares--Class B Shares."


(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."


(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(7) The Fund incurred financing expenses related to borrowings for investment purposes. Borrowings provide the opportunity for increased net income, but may increase the Fund's investment risk. "Total annual fund operating expenses" without regard to interest expenses would have been .84%, 1.64% and 1.65% for Class A Shares, Class B Shares and Class C Shares, respectively. See "Financial Highlights" and "Investment Objectives, Policies and Risks."



Example:



The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $563       $751        $955      $1,541
 ......................................................................
Class B Shares             $574       $889      $1,078      $1,807(1)
 ......................................................................
Class C Shares             $275       $542        $933      $2,030
 ......................................................................

You would pay the following expenses if you did not redeem your shares:



                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $563       $751        $955      $1,541
 ......................................................................
Class B Shares             $174       $539        $928      $1,807(1)
 ......................................................................
Class C Shares             $175       $542        $933      $2,030
 ......................................................................



(1) Based on conversion to Class A Shares after eight years.



                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. This is a fundamental policy of the Fund which, like the Fund's investment objective, may not be changed without shareholder approval. The Fund historically has invested substantially all of its assets in mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government. The Fund's investment adviser purchases and sells securities for the Fund's portfolio based on the adviser's analysis and expectations regarding prevailing interest rates and yield spreads between types of securities. Particular attention is given to the relative value of each security considered, its potential yield advantage and its interest rate sensitivity in light of current and expected economic conditions. In selecting securities for investment, the Fund's investment adviser generally seeks to enhance the yield of the Fund by blending mortgage-backed securities with U.S. Treasury obligations. While securities purchased for the Fund's portfolio may be issued or guaranteed by the U.S. government, its agencies or its instrumentalities, the shares issued by the Fund to investors are not insured or guaranteed by the U.S. government, its agencies or its instrumentalities or any other person or entity. U.S. government securities are considered among the most creditworthy of fixed income investments; however, the yields on U.S. government securities generally are lower than yields available from corporate debt securities. The value of U.S. government securities (as with most fixed income securities) generally varies inversely with changes in prevailing interest rates. The magnitude of these fluctuations generally is greater for securities with longer maturities. The fluctuating value of U.S. government securities affects the Fund's net asset value but generally will not affect investment income from those securities. The values of mortgage-backed securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other U.S. government securities.


                           U.S. GOVERNMENT SECURITIES

U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and its instrumentalities or; (d) the credit of the instrumentality, (3) real estate mortgage investment conduits ("REMICs"), collateralized mortgage obligations ("CMOs") and other mortgage-backed securities ("Mortgage-Backed Securities") issued or guaranteed by U.S. government agencies or instrumentalities, (4) "when-issued" commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities. The Fund invests in U.S. government securities of varying maturities and interest rates, including investments in obligations issued or guaranteed in zero coupon securities.

                           MORTGAGE-BACKED SECURITIES

The Fund historically has invested substantially all of its assets in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property ("mortgage-backed securities"). The Fund invests in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional debt securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of the Fund's higher yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Fund receives income at the higher rate. Therefore, the Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in the Fund's income in turn adversely affects the Fund's dividend payments and distribution to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

The Fund may invest in REMICs and CMOs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).


Additional information regarding U.S. government securities, mortgage-backed securities, REMICs and CMOs is contained in the Fund's Statement of Additional Information.


                      ZERO COUPON AND STRIPPED SECURITIES


The Fund may invest in "zero coupon" securities and "stripped securities."


"Zero coupon" securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of debt or stripped debt obligations. A "zero coupon" security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security.


Currently the principal Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable "zero coupon" Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).



"Zero coupon" securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Current federal tax law requires that a holder (such as the Fund) of a "zero coupon" security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund is required to distribute substantially all of its investment company taxable income each year and in order to generate sufficient cash to make distributions of such income, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases may be disadvantageous to the Fund.



Stripped mortgage-backed securities (referred to as "stripped mortgage securities") are derivative multi-class mortgage securities. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of the Fund. Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities.



                             DERIVATIVE INSTRUMENTS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a risk management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the

Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 25% of the Fund's total assets in Strategic Transactions for non-hedging purposes.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets or the possible default or illiquidity of the other party to the transaction. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of such Strategic Transactions may result in losses greater than if they had not been used, require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security it might otherwise sell. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.


For cash management and investment purposes, the Fund may engage in repurchase agreements collateralized by U.S. government securities with broker-dealers, banks and other financial institutions. Such transactions are subject to the risk of default by the other party. The Fund may invest up to 25% of its net assets at the time of purchase in securities subject to repurchase agreements with a duration of seven days or less. Investments in repurchase agreement of more than seven days are limited in conjunction with the Fund's limitation in illiquid securities.


The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements and dollar rolls in an aggregate amount up to 33 1/3% of the Fund's total assets (including amount borrowed) with no more than 5% of such amount from bank borrowings and reverse repurchase agreements. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

The Fund may lend its portfolio securities in an amount up to 25% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities in order to generate additional income. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party to the transaction.



The Fund may invest up to 15% of its net assets in illiquid securities and repurchase agreements that have a maturity of longer than seven days. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover is shown under the Prospectus heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a higher portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had a lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact that fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



                          INVESTMENT ADVISORY SERVICES



THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $100 billion under management or supervision as of March 31, 2000. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


     Average Daily Net Assets         % Per Annum
-----------------------------------------------------
    First $500 million                  0.550%
 .....................................................
    Next $500 million                   0.525%
 .....................................................
    Next $2 billion                     0.500%
 .....................................................
    Next $2 billion                     0.475%
 .....................................................
    Next $2 billion                     0.450%
 .....................................................
    Next $2 billion                     0.425%
 .....................................................
    Over $9 billion                     0.400%
 .....................................................


Applying this fee schedule, the effective advisory fee rate was 0.52% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1999. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of providing reports and proxies to shareholders, the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationship among the Fund, the Adviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. John R. Reynoldson, Barbara M. Downey and Ted V. Mundy III are co-managers responsible for the day-to-day management of the Fund's investment portfolio. Mr. Reynoldson has been Senior Vice President of Asset Management since July 1991 and Senior Vice President of the Adviser since June 1995. Mr. Reynoldson has been a co-manager of the Fund since January 2000.



Barbara M. Downey has been Vice President of the Adviser since 1996. Prior to 1996, Ms. Downey spent about two years as a Vice President and Senior Portfolio Manager at CSI Asset Management, Inc. Ms. Downey has been a co-manager of the Fund since April 1998.



Ted V. Mundy III has been Vice President of Asset Management since September 1994 and Vice President of the Adviser since June 1995. Mr. Mundy has been a co-manager of the Fund since January 2000.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Funds' net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Fund's Board of Trustees. Securities for which market quotations are not readily available are valued at a fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution and service fees and other expenses of the Fund associated with such class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. The rates in this paragraph are 0.00% per year of the Fund's average daily net assets attributable to Class A Shares with respect to accounts existing before July 1, 1987.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                              Contingent Deferred Sales
                               Charges as a Percentage
                                  of Dollar Amount
     Year Since Purchase          Subject to Change
-----------------------------------------------------------
    First                               4.00%
 ...........................................................
    Second                              3.75%
 ...........................................................
    Third                               3.50%
 ...........................................................
    Fourth                              2.50%
 ...........................................................
    Fifth                               1.50%
 ...........................................................
    Sixth                               1.00%
 ...........................................................
    Seventh and After                    None
 ...........................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.


CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund, at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


In order to obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which such purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Fund's Statement of Additional Information for further details with respect to such alliance programs.


(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid on purchases as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made as under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circum-stances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by a shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and shareholders may have brokerage costs and a gain or loss for federal income tax purposes upon a shareholders' subsequent disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 days. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, generally a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/ trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system), which is accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to the shareholder(s) predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                               DISTRIBUTIONS FROM
                                    THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees is to declare daily and distribute monthly all or substantially all of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividends. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application and returning the form and the account application to Investor Services. Once the form is properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or capital gain dividend was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                            FEDERAL INCOME TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder

(assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Accordingly, investment in the Fund is likely to be appropriate for such shareholders only if they can utilize a foreign tax credit or corresponding tax benefit in respect of such federal withholding taxes. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS




The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                            Class A Shares                                  Class B Shares
                                                       Year Ended December 31,                          Year Ended December 31,
                                         1999        1998        1997        1996        1995         1999       1998       1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................      $ 14.459    $ 14.624    $ 14.459    $ 14.950    $ 13.698      $14.440    $14.609    $14.447
                                       --------    --------    --------    --------    --------      -------    -------    -------
  Net Investment Income..........          .899        .941       1.039       1.069       1.111         .750       .816       .916
  Net Realized and Unrealized
    Gain/Loss....................         (.914)      (.127)       .158       (.495)      1.233        (.880)     (.121)      .162
                                       --------    --------    --------    --------    --------      -------    -------    -------

Total from Investment
  Operations.....................         (.015)       .814       1.197        .574       2.344        (.130)      .695      1.078

Less Distributions from and in
  Excess of Net Investment
  Income.........................          .924        .979       1.032       1.065       1.092         .811       .864       .916
                                       --------    --------    --------    --------    --------      -------    -------    -------

Net Asset Value, End of the
  Period.........................      $ 13.520    $ 14.459    $ 14.624    $ 14.459    $ 14.950      $13.499    $14.440    $14.609
                                       ========    ========    ========    ========    ========      =======    =======    =======

Total Return(a)..................         (.11%)      5.77%       8.57%       4.10%      17.61%        (.92%)     4.87%      7.71%
Net Assets at End of the Period
  (In millions)..................      $1,817.0    $2,079.6    $2,264.8    $2,560.1    $2,962.9      $ 130.4    $ 284.2    $ 359.0
Ratio of Operating Expenses to
  Average Net Assets(b)..........          .91%        .90%        .90%        .90%        .93%        1.71%      1.72%      1.72%
Ratio of Interest Expense to
  Average Net Assets.............          .07%        .04%        .08%        .02%        .27%         .07%       .04%       .08%
Ratio of Net Investment Income to
  Average Net Assets(b)..........         6.50%       6.45%       7.26%       7.38%       7.68%        5.73%      5.63%      6.44%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions).......          112%         82%        104%         64%         63%         112%        82%       104%

                                         Class B Shares                            Class C Shares
                                      Year Ended December 31,                  Year Ended December 31,
                                          1996       1995         1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................        $14.948    $13.694      $14.436    $14.608    $14.448    $14.948    $13.693
                                         -------    -------      -------    -------    -------    -------    -------
  Net Investment Income..........           .947       .991         .784       .822       .910       .943       .996
  Net Realized and Unrealized
    Gain/Loss....................          (.494)     1.241        (.914)     (.130)      .166      (.489)     1.237
                                         -------    -------      -------    -------    -------    -------    -------
Total from Investment
  Operations.....................           .453      2.232        (.130)      .692      1.076       .454      2.233
Less Distributions from and in
  Excess of Net Investment
  Income.........................           .954       .978         .811       .864       .916       .954       .978
                                         -------    -------      -------    -------    -------    -------    -------
Net Asset Value, End of the
  Period.........................        $14.447    $14.948      $13.495    $14.436    $14.608    $14.448    $14.948
                                         =======    =======      =======    =======    =======    =======    =======
Total Return(a)..................          3.24%     16.78%        (.92%)     4.87%      7.71%      3.24%     16.78%
Net Assets at End of the Period
  (In millions)..................        $ 414.8    $ 466.7      $  19.3    $  18.0    $  14.2    $  14.3    $  13.3
Ratio of Operating Expenses to
  Average Net Assets(b)..........          1.73%      1.75%        1.72%      1.72%      1.72%      1.72%      1.75%
Ratio of Interest Expense to
  Average Net Assets.............           .02%       .27%         .07%       .04%       .08%       .02%       .27%
Ratio of Net Investment Income to
  Average Net Assets(b)..........          6.55%      6.85%        5.66%      5.63%      6.41%      6.55%      6.86%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions).......            64%        63%         112%        82%       104%        64%        63%



(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                               BOARD OF TRUSTEES
                                  AND OFFICERS



                               BOARD OF TRUSTEES

J. Miles Branagan     Richard F. Powers, III*
Jerry D. Choate       Phillip B. Rooney
Linda Hutton Heagy    Fernando Sisto
R. Craig Kennedy      Wayne W. Whalen*, Chairman
Mitchell M. Merin*    Suzanne H. Woolsey
Jack E. Nelson



                                    OFFICERS



Richard F. Powers, III*


President



Stephen L. Boyd*


Executive Vice President and Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



John H. Zimmermann, III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer and Treasurer



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN U.S. GOVERNMENT FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN INVESTMENT ADVISORY CORP.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen U.S. Government Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen U.S. Government Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606

                                   VAN KAMPEN
                             U.S.  GOVERNMENT  FUND

                                   PROSPECTUS

                                 APRIL 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet web site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-3950.
                                                                   USGF PRO 4/00

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                              U.S. GOVERNMENT FUND


     Van Kampen U.S. Government Fund (the "Fund") is a mutual fund with the investment objective to provide a high level of current income, with liquidity and safety of principal. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government.


     The Fund is organized as a diversified series of the Van Kampen U.S. Government Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833 for the
hearing impaired).


                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                  Page
                                                                  ----
General Information.........................................      B-2
Investment Objective, Policies and Risks....................      B-4
Strategic Transactions......................................      B-10
Investment Restrictions.....................................      B-18
Trustees and Officers.......................................      B-20
Investment Advisory Agreement...............................      B-30
Other Agreements............................................      B-30
Distribution and Service....................................      B-31
Transfer Agent..............................................      B-35
Portfolio Transactions and Brokerage Allocation.............      B-36
Shareholder Services........................................      B-38
Redemption of Shares........................................      B-40
Contingent Deferred Sales Charge-Class A....................      B-41
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................      B-41
Taxation....................................................      B-43
Fund Performance............................................      B-47
Other Information...........................................      B-51
Report of Independent Accountants...........................      F-1
Financial Statements........................................      F-2
Notes to Financial Statements...............................      F-13



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2000.

                              GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees may create one or more classes of shares for each such series.



     The Trust was originally organized in 1988 under the name Van Kampen Merritt U.S. Government Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital U.S. Government Trust on July 31, 1995. The Trust was created for the purpose of facilitating the reorganization of the Massachusetts Trust into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


     The Fund was originally organized in 1984 as a Maryland corporation under the name Van Kampen Merritt U.S. Government Fund Inc. and was reorganized in 1988 under the name Van Kampen Merritt U.S. Government Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital U.S. Government Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of April 3, 2000, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                    Amount of
                                                  Ownership at         Class        Percentage
       Name and Address of Record Holder          April 3, 2000      of Shares      Ownership
       ---------------------------------          -------------      ---------      ----------
Van Kampen Trust Company........................   15,094,825            A            11.83%
  2800 Post Oak Blvd.                                 608,820            B             8.00%
  Houston, TX 77056
Edward Jones & Co. .............................    9,808,511            A             7.69%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts, MO 63043-3009


     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.



INVESTMENT OBJECTIVE, POLICIES AND RISKS



     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


U.S. GOVERNMENT SECURITIES

     U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. The Fund may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage- backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

     Collateralized Mortgage Obligations and Multiclass Pass-Through
Securities. The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

     The Fund may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. Substantially all of the CMOs in which the Fund invests are PAC Bonds.

     Stripped Mortgage-Backed Securities. The Fund also may invest in stripped mortgage-backed securities ("SMBS") An SMBS is a derivative multiclass mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Fund invests in IOs and POs, increases the risk of fluctuations in the net asset value of the Fund. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through the use of Strategic Transactions (described below).

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.



REPURCHASE AGREEMENTS



     The Fund may engage in repurchase agreements with broker-dealers, banks and other recognized financial institutions. The Fund may invest an amount up to 25% of its net assets at the time of purchase in securities subject to repurchase agreements with a duration of seven days or less. Investments in repurchase agreements of more than seven days may be limited in conjunction with the Fund's limitation on illiquid securities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other recognized financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS



     The Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.



     The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.



     The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.



     The Fund is authorized to borrow money from banks or otherwise in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing). The Fund considers reverse repurchase agreements and dollar rolls to be borrowings for purposes of such percentage limitation. No more than 5% of the Fund's total assets may be invested in bank borrowings and reverse repurchase agreements. The Fund will borrow only when the Adviser believes that such borrowings will benefit the Fund.



     Borrowing by the Fund creates an opportunity for increased net income but, at the same time, increases the risk of the Fund's portfolio. Leveraging by the Fund will generally increase the volatility of the Fund's net asset value in response to fluctuations in market interest rates and accordingly may increase the risk of the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.



LENDING OF PORTFOLIO SECURITIES



     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities, in an amount up to 25% of the assets of the Fund, to broker-dealers, banks and other recognized institutional borrowers of securities provided such loans are callable at any time and are continuously secured by collateral consisting of cash or of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities and any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a broker-dealer, banks and other recognized institutional borrowers of securities, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis inasmuch as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees, administration fees and custodial fees in connection with loans of its portfolio securities.



     When voting or consent rights, if any, which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.



PORTFOLIO TURNOVER



     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

ILLIQUID SECURITIES



     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                             STRATEGIC TRANSACTIONS


     The Fund may, but is not required to, utilize various investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of the Fund's fixed-income securities or to enhance potential gain. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Some Strategic Transactions may also be used to enhance potential gain although no more than 25% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. In addition, the Fund would need to replace the underlying securities at prices which may not be advantageous to the Fund. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the

Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms now act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS



     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at the meeting, if the holders of more than 50% of the Fund's outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


      1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.)

      2. Issue senior securities, borrow money or enter into reverse repurchase agreements or dollar rolls in the aggregate in excess of 33 1/3 of the Fund's total assets (after giving effect to any such borrowing); provided, however, that with respect to such amount no more than 5% may be invested in bank borrowings and reverse repurchase agreements. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

      3. Buy any securities "on margin" or sell any securities "short."

      4. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      5. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate futures contracts or related options, except that the Fund may purchase or sell puts, calls or combinations thereof and may purchase or sell commodities futures contracts on related put and call options on such contracts for hedging purposes, in accordance with applicable requirements of the SEC and the CFTC.

      6. Invest in securities issued by other investment companies, except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      7. Invest in interests in oil, gas or other mineral exploration or development programs.

      8. Purchase or retain securities of any company if, to the knowledge of the Fund, its officers and directors and officers and directors of the Adviser who individually own more than 1/2 of 1% of the securities of such company together own beneficially more than 5% of such securities.

      9. Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above, may enter into repurchase agreements, and may lend its portfolio securities against collateral consisting of cash or of securities issued or guaranteed by the U.S. government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest.

     10. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     11. Purchase or sell real estate, commodities or commodity contracts, except as set forth in 5 above.

     12. Purchase or retain securities of issuers having a record of less than three years continuous operation (such period of three years may include the operation of predecessor companies or enterprises if the issuer came into existence as a result of merger, consolidation or reorganization, or the purchase of substantially all of the assets of the predecessor companies or enterprises), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     13. Invest more than 25% of its assets in a single industry, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
Age: 67                                     Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company. Trustee/Director of each of the
Dana Point, CA 92629                        funds in the Fund Complex. Prior to January
Date of Birth: 09/16/38                     1999, Chairman and Chief Executive Officer of
Age: 61                                     The Allstate Corporation ("Allstate") and
                                            Allstate Insurance Company. Prior to January
                                            1995, President and Chief Executive Officer
                                            of Allstate. Prior to August 1994, various
                                            management positions at Allstate.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
Age: 51                                     President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international
                                            graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 48                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor
                                            to the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of
Two World Trade Center                      Asset Management of Morgan Stanley Dean
66th Floor                                  Witter since December 1998. President and
New York, NY 10048                          Director since April 1997 and Chief Executive
Date of Birth: 08/13/53                     Officer since June 1998 of Morgan Stanley
Age: 46                                     Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. Chairman,
                                            Chief Executive Officer and Director of
                                            Morgan Stanley Dean Witter Distributors Inc.
                                            since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley
                                            Dean Witter subsidiaries. President of the
                                            Morgan Stanley Dean Witter Funds and Discover
                                            Brokerage Index Series since May 1999.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Previously Chief Strategic
                                            Officer of Morgan Stanley Dean Witter
                                            Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter
                                            Funds and Discover Brokerage Index Series May
                                            1997-April 1999, and Executive Vice President
                                            of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser in
Date of Birth: 02/13/36                     the State of Florida. President and owner,
Age: 64                                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. Trustee/Director
                                            of each of the funds in the Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Richard F. Powers, III*...................  Chairman, President and Chief Executive
1 Parkview Plaza                            Officer of Van Kampen Investments. Chairman,
P.O. Box 5555                               Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor, Van Kampen
Date of Birth: 02/02/46                     Advisors Inc. and Van Kampen Management Inc.
Age: 54                                     Director and officer of certain other
                                            subsidiaries of Van Kampen Investments.
                                            Trustee/Director and President of each of the
                                            funds in the Fund Complex. Trustee, President
                                            and Chairman of the Board of other investment
                                            companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of
                                            Van Kampen Exchange Fund. Prior to May 1998,
                                            Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and
                                            Director of Dean Witter Discover & Co. and
                                            Dean Witter Realty. Prior to 1996, Director
                                            of Dean Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director
One ServiceMaster Way                       (since 1994) of The ServiceMaster Company, a
Downers Grove, IL 60515                     business and consumer services company.
Date of Birth: 07/08/44                     Director of Illinois Tool Works, Inc., a
Age: 55                                     manufacturing company and the Urban Shopping
                                            Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1998, Director of
                                            Stone Smurfit Container Corp., a paper
                                            manufacturing company. From May 1996 through
                                            February 1997 he was President, Chief
                                            Executive Officer and Chief Operating Officer
                                            of Waste Management, Inc., an environmental
                                            services company, and from November 1984
                                            through May 1996 he was President and Chief
                                            Operating Officer of Waste Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a
155 Hickory Lane                            George M. Bond Chaired Professor with Stevens
Closter, NJ 07624                           Institute of Technology, and prior to 1995,
Date of Birth: 08/02/24                     Dean of the Graduate School, Stevens
Age: 75                                     Institute of Technology. Director, Dynalysis
                                            of Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other investment companies advised by the
Age: 60                                     Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other investment companies advised
                                            by the Advisers or Van Kampen Management Inc.

Suzanne H. Woolsey........................  Chief Operating Officer of the National
2101 Constitution Ave., N.W.                Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution, since 1993. Director of
Date of Birth: 12/27/41                     Neurogen Corporation, a pharmaceutical
Age: 58                                     company, since January 1998. Director of the
                                            German Marshall Fund of the United States,
                                            Trustee of Colorado College, and Vice Chair
                                            of the Board of the Council for Excellence in
                                            Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993,
                                            Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education
                                            at the National Academy of Sciences/National
                                            Research Council. From 1980 through 1989,
                                            Partner of Coopers & Lybrand.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Smith, Santo, Hegel, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Vice President and Secretary         the Advisers, Van Kampen Advisors Inc., Van
  Age: 43                              Kampen Management Inc., the Distributor, American
                                       Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services
                                       Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System
                                       Inc. Vice President and Secretary/Vice President,
                                       Principal Legal Officer and Secretary of other
                                       investment companies advised by the Advisers or
                                       their affiliates. Vice President and Secretary of
                                       each of the funds in the Fund Complex. Prior to
                                       January 1999, Vice President and Associate
                                       General Counsel to New York Life Insurance
                                       Company ("New York Life"), and prior to March
                                       1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel
                                       of The Dreyfus Corporation. Prior to August 1991,
                                       Senior Associate, Willkie Farr & Gallagher. Prior
                                       to January 1989, Staff Attorney at the Securities
                                       and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative
  Date of Birth: 10/22/55              Officer and Director of Van Kampen Investments,
  Vice President                       the Advisers, the Distributor, Van Kampen
  Age: 44                              Advisors Inc., Van Kampen Management Inc. and Van
                                       Kampen Investor Services Inc., and serves as a
                                       Director or Officer of certain other subsidiaries
                                       of Van Kampen Investments. Vice President of each
                                       of the funds in the Fund Complex and certain
                                       other investment companies advised by the
                                       Advisers and their affiliates. Prior to 1998,
                                       Senior Vice President and Senior Planning Officer
                                       for Individual Asset Management of Morgan Stanley
                                       Dean Witter and its predecessor since 1994. From
                                       1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's
                                       Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Vice President of each of the funds in the
  Age: 43                              Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial
                                       research company.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment
  Date of Birth: 11/16/40              Officer of Van Kampen Investments, and President
  Executive Vice President and         and Chief Operating Officer of the Advisers.
  Chief Investment Officer             Executive Vice President and Chief Investment
  Age: 59                              Officer of each of the funds in the Fund Complex
                                       and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April
                                       2000, Vice President and Chief Investment Officer
                                       of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998,
                                       Senior Vice President and Portfolio Manager of
                                       Van Kampen American Capital Asset Management,
                                       Inc., Van Kampen American Capital Investment
                                       Advisory Corp. and Van Kampen American Capital
                                       Management, Inc.

John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Date of Birth: 11/25/57              Investments, President and Director of the
  Vice President                       Distributor and President of Van Kampen Insurance
  Age: 42                              Agency of Illinois Inc. Vice President of each of
                                       the funds in the Fund Complex. From November 1992
                                       to December 1997, Senior Vice President of the
                                       Distributor.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Vice President, Chief Financial
  Vice President, Chief Financial      Officer and Treasurer of each of the funds in the
  Officer and Treasurer                Fund Complex and certain other investment
  Age: 44                              companies advised by the Advisers or their
                                       affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of

$200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                    Fund Complex
                                                     -------------------------------------------
                                                                     Aggregate
                                                      Aggregate      Estimated
                                                     Pension or       Maximum          Total
                                                     Retirement       Annual       Compensation
                        Year First     Aggregate      Benefits     Benefits from      before
                       Appointed or   Compensation   Accrued as      the Fund      Deferral from
                        Elected to      from the       Part of         Upon            Fund
       Name(1)          the Board       Fund(2)      Expenses(3)   Retirement(4)    Complex(5)
       -------         ------------   ------------   -----------   -------------   -------------
J. Miles Branagan          1995         $ 4,220        $40,303        $60,000        $126,000
Jerry D. Choate(1)         1999           2,985              0         60,000          88,700
Linda Hutton Heagy         1995           4,220          5,045         60,000         126,000
R. Craig Kennedy           1993           4,220          3,571         60,000         125,600
Jack E. Nelson             1988           4,220         21,664         60,000         126,000
Phillip B. Rooney          1997           4,020          7,787         60,000         113,400
Fernando Sisto             1995           4,220         72,060         60,000         126,000
Wayne W. Whalen            1988           4,220         15,189         60,000         126,000
Suzanne H. Woolsey(1)      1999           2,985              0         60,000          88,700


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1999. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 1999: Mr. Branagan, $4,220; Mr. Choate, $1,988; Ms. Heagy, $4,220; Mr. Kennedy, $2,110; Mr. Nelson, $4,220; Mr. Rooney, $4,020;
    Mr. Sisto, $2,110 and Mr. Whalen, $4,220. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 1999 is as follows: Mr. Branagan, $19,927; Mr. Choate, $2,708; Mr. Gaughan, $1,104; Ms. Heagy, $19,000; Mr. Kennedy, $28,219; Mr. Miller, $13,736; Mr. Nelson, $43,180; Mr. Rees, $3,172; Mr. Robinson, $24,802; Mr. Rooney, $19,863; Mr.
    Sisto, $9,591; Mr. Whalen, $33,278; and Mr. Yovovich, $5,035. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



     The Fund, the Adviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of April 3, 2000, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any errors of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal years ended December 31, 1999, 1998 and 1997, the Adviser received approximately $11,376,700, $12,925,800 and $14,229,600, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.



     During the fiscal years ended December 31, 1999, 1998 and 1997, Advisory Corp. received approximately $587,200, $255,500 and $288,100, respectively, in accounting services fees from the Fund.


     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal years ended December 31, 1999, 1998 and 1997, Van Kampen Investments received approximately $42,700, $39,800, and $69,400, respectively, in legal services fees from the Fund.



                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) (i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal Year Ended December 31, 1999.....................       $1,271,586        $ 81,391
Fiscal Year Ended December 31, 1998.....................       $1,279,575        $117,071
Fiscal Year Ended December 31, 1997.....................       $  846,433        $ 90,856


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more*.........................           *               *                  *
------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuation in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.



     As of December 31, 1999, there were $7,799,944 and $199,001 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 5.98% and 1.03% of the Fund's average daily net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $3,993,722 or 0.20% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $2,170,067 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,579,437 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $590,630 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $197,805 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments; $121,313 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $76,492 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements with the following firms: (1) GreatWest Life & Annuity Insurance Company/BenefitsCorp Equities, Inc., (2) Hewitt Associates, LLC, (3) Huntington Bank, (4) Invesco Retirement and Benefit Services, Inc., (5) Lincoln National Life Insurance Company, (6) Merrill Lynch Pierce, Fenner & Smith, Incorporated, (7) Dean Witter Reynolds, Inc., (8) National Deferred Compensation, Inc., (9) Norwest Bank Minnesota, N.A./Wells Fargo Bank, N.A., (10) The Prudential Insurance Company of America and (11) Union Bank of California, N.A. Shares of the Fund shall be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.


     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the years shown:



                                                                      Affiliated Brokers
                                                                    ----------------------
                                                                    Morgan        Dean
                                                        Brokers     Stanley      Witter
                 Commissions Paid:                      -------     -------      ------
Fiscal year ended December 31, 1999.................    $218,880     $-0-         $-0-
Fiscal year ended December 31, 1998.................    $251,773     $-0-         $-0-
Fiscal year ended December 31, 1997.................    $    -0-     $-0-         $-0-
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...                   --           --
  Value of brokerage transactions with affiliate to
     total transactions.............................                   --           --

     During the fiscal year ended December 31, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may upon written request, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for regular checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.


REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


                              REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges and a gain or loss for federal income tax purposes upon the sale of portfolio securities so received in payment of redemptions.



                    CONTINGENT DEFERRED SALES CHARGE-CLASS A



     As described in the Prospectus under "Purchase of Shares-Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.



                    WAIVER OF CLASS B AND CLASS C CONTINGENT
                             DEFERRED SALES CHARGES



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulations Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.



REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS


     A shareholder who has redeemed Class C Shares of the Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.


REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND


     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS



     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in this Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



NON-U.S. SHAREHOLDERS



     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.


     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.


     United States Treasury regulations, generally effective for payments made after December 31, 2000, modify the withholding, back-up withholding and information reporting rules, including the procedures to be followed by foreign investors in establishing foreign status. Prospective foreign investors should consult their tax advisers concerning the applicability and effect of such Treasury regulations on an investment in shares of the Fund.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service (the "IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.



INFORMATION REPORTING



     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the aggregate amount of dividends paid that are subject to backup withholding (if any) and the amount of tax withheld with respect to such dividends pursuant to the backup withholding rules. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence. Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Non-U.S. Shareholders" are not subject to backup withholding.


GENERAL


     The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on capital gain dividends paid by the Fund or to reflect the fact 12b-1 fees have changed over time.



     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A shares include the maximum sales charge. Total return figures for Class B shares and Class C shares include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gains dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund will also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.



     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.



CLASS A SHARES



     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended December 31, 1999 was -4.85%, (ii) the five-year period ended December 31, 1999 was 5.99% and (iii) the ten-year period ended December 31, 1999 was 6.34%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 1999 was 260.94%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 1999 was 278.87%.



CLASS B SHARES



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended December 31, 1999 was -4.66%, (ii) the five-year period ended December 31, 1999 was 5.94%, and (iii) the approximately seven-year, five-month period since August 24, 1992, the commencement of distribution for Class B Shares of the Fund, through December 31, 1999 was 4.63%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from August 24, 1992 (commencement of distribution of Class B Shares) to December 31, 1999 was 39.53%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from August 24, 1992 (commencement of distribution of Class B Shares) to December 31, 1999 was 39.53%.



CLASS C SHARES



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended December 31, 1999 was -1.85%, (ii) the five-year period ended December 31, 1999 was 6.18%, and (iii) the approximately six-year, five-month period since August 13, 1993, the commencement of distribution for Class C Shares of the Fund, through December 31, 1999 was 3.89%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares) to December 31, 1999 was 27.62%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares) to December 31, 1999 was 27.62%.



     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION

     CUSTODY OF ASSETS


     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS


     The independent accountants for the Fund perform an annual audit of the Fund's financial statements. KPMG LLP, located at 303 East Wacker Drive, Chicago, IL 60601, has ceased being the Fund's independent accountants effective April 14, 2000. The Board of Trustees and management of the Fund are in the process of engaging new independent accountants for the audits of the Fund's financial statements.


     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen U.S. Government Fund (the "Fund"), including the portfolio of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the U.S. Government Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen U.S. Government Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           [KPMG LLP SIG]

Chicago, Illinois
February 11, 2000

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  81.1%
$ 49,769   Federal Home Loan
           Mortgage Pools...........   6.000%   09/01/2006 to 10/01/2006   $   47,918,307
  61,404   Federal Home Loan
           Mortgage Pools...........   6.500    07/01/2014 to 10/01/2029       59,070,588
  18,187   Federal Home Loan
           Mortgage Pools...........   8.500    01/01/2016 to 09/01/2019       18,715,610
  11,836   Federal Home Loan
           Mortgage Pools...........  10.000    12/01/2008 to 09/01/2021       12,704,674
     304   Federal Home Loan
           Mortgage Pools...........  10.250           11/01/2009                 326,597
  10,752   Federal Home Loan
           Mortgage Pools...........  11.000    12/01/2001 to 01/01/2021       11,800,329
      83   Federal Home Loan
           Mortgage Pools...........  11.250           09/01/2015                  90,570
  11,854   Federal Home Loan
           Mortgage REMIC
           Pools (a)................   8.250           12/15/2020              12,077,317
   3,955   Federal Home Loan
           Mortgage REMIC
           Pools (a)................   9.000           02/15/2021               4,162,415
   4,177   Federal Home Loan
           Mortgage REMIC
           Pools (a)................   9.250           11/15/2005               4,236,464
  18,599   Federal National Mortgage
           Association Pools
           (Principal Only).........  *                02/01/2028              12,083,882
 202,042   Federal National Mortgage
           Association Pools (a)....   6.000    07/01/2012 to 09/01/2029      186,772,182
  21,555   Federal National Mortgage
           Association Pools
           (Floating Rate)..........   6.223           05/25/2018              21,450,717
 255,148   Federal National Mortgage
           Association Pools (a)....   6.500    06/01/2022 to 07/01/2029      240,948,093
 155,985   Federal National Mortgage
           Association Pools (a)....   7.000    09/01/2023 to 08/01/2028      151,115,546
  72,950   Federal National Mortgage
           Association Pools (a)....   7.500    12/01/2021 to 12/01/2028       72,177,715
  20,567   Federal National Mortgage
           Association Pools........   8.000    12/01/2016 to 12/01/2022       20,779,343

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$ 25,601   Federal National Mortgage
           Association Pools........   8.500%   08/01/2014 to 06/01/2021   $   26,403,959
   6,788   Federal National Mortgage
           Association Pools........   9.000    03/01/2008 to 02/01/2021        7,093,601
     827   Federal National Mortgage
           Association Pools........   9.500           05/01/2020                 874,829
   3,270   Federal National Mortgage
           Association Pools........  10.500    06/01/2010 to 09/01/2019        3,566,169
   2,678   Federal National Mortgage
           Association Pools........  11.000    12/01/2003 to 11/01/2019        2,963,101
     811   Federal National Mortgage
           Association Pools........  11.500    12/01/2009 to 01/01/2016          901,512
      29   Federal National Mortgage
           Association Pools........  12.500           03/01/2015                  33,110
   1,098   Federal National Mortgage
           Association Pools........  13.000           06/01/2015               1,244,848
  11,090   Federal National Mortgage
           Association Pools
           (Grantor Trust)..........   7.500           01/19/2039              10,971,916
   8,871   Federal National Mortgage
           Association REMIC Pools
           (Principal Only).........  *                02/25/2023               4,972,926
   5,013   Federal National Mortgage
           Association REMIC
           Pools (a)................   7.500           12/25/2019               4,947,478
   6,354   Federal National Mortgage
           Association REMIC
           Pools (a)................  11.000           01/25/2019               6,442,238
  49,005   Government National
           Mortgage Association
           Pools (a)................   6.000    01/15/2028 to 04/15/2029       44,609,462
  24,395   Government National
           Mortgage Association
           Pools (Floating Rate)....   6.223           09/16/2019              24,374,400
 170,113   Government National
           Mortgage Association
           Pools (a)................   6.500    04/15/2026 to 06/15/2029      159,866,114
 106,965   Government National
           Mortgage Association
           Pools (a)................   7.000    08/15/2022 to 08/15/2029      103,402,523

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$ 60,576   Government National
           Mortgage Association
           Pools....................   7.500%   01/15/2017 to 10/15/2029   $   59,974,961
 111,041   Government National
           Mortgage Association
           Pools....................   8.000    12/15/2000 to 08/15/2029      113,423,051
  22,187   Government National
           Mortgage Association
           Pools....................   8.500    04/15/2006 to 06/15/2023       22,921,708
  67,584   Government National
           Mortgage Association
           Pools....................   9.000    10/15/2001 to 12/31/2099       71,431,383
  20,519   Government National
           Mortgage Association
           Pools....................   9.500    06/15/2009 to 11/15/2022       21,959,507
   4,904   Government National
           Mortgage Association
           Pools....................  10.000    09/15/2015 to 05/15/2019        5,340,323
   6,391   Government National
           Mortgage Association
           Pools....................  10.500    09/15/2010 to 02/15/2020        6,992,143
   1,025   Government National
           Mortgage Association
           Pools....................  11.000    03/15/2010 to 12/15/2018        1,134,041
   1,283   Government National
           Mortgage Association
           Pools....................  11.500    10/15/2010 to 03/15/2018        1,429,353
     949   Government National
           Mortgage Association
           Pools....................  12.000    07/15/2011 to 08/15/2015        1,070,234
     418   Government National
           Mortgage Association
           Pools....................  12.250    09/15/2013 to 07/15/2015          475,144
   1,087   Government National
           Mortgage Association
           Pools....................  12.500    04/15/2010 to 08/15/2015        1,238,396
     586   Government National
           Mortgage Association
           Pools....................  13.000    01/15/2011 to 06/15/2015          671,558
      77   Government National
           Mortgage Association II
           Pools....................   8.500    05/20/2002 to 02/20/2017           78,925
   2,799   Government National
           Mortgage Association II
           Pools....................  10.500    01/20/2014 to 05/20/2019        3,038,463
   1,802   Government National
           Mortgage Association II
           Pools....................  11.000    07/20/2013 to 08/20/2019        1,975,841

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES (CONTINUED)
$    801   Government National
           Mortgage Association II
           Pools....................  11.500%   08/20/2013 to 07/20/2019   $      887,776
   1,024   Government National
           Mortgage Association II
           Pools....................  12.000    08/20/2013 to 12/20/2015        1,149,125
     503   Government National
           Mortgage Association II
           Pools....................  12.500    10/20/2013 to 09/20/2015          570,244
                                                                           --------------
           TOTAL MORTGAGE BACK SECURITIES  81.1%........................    1,594,860,711
                                                                           --------------
           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  7.2%
  15,000   Federal Home Loan
           Bank (a).................   5.875           09/17/2001              14,858,250
  22,000   Federal Home Loan
           Mortgage Corp. ..........   5.000           01/15/2004              20,580,120
  25,000   Federal Home Loan
           Mortgage Corp. ..........   6.250           10/15/2002              24,754,500
  30,800   Federal Home Loan
           Mortgage Corp. ..........   6.780           06/23/2004              30,248,987
  25,000   Federal National Mortgage
           Association..............   6.375           06/15/2009              23,823,750
  29,000   Federal National Mortgage
           Association (a)..........   6.740           08/25/2007              27,859,140
                                                                           --------------
           TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS............      142,124,747
                                                                           --------------
           UNITED STATES TREASURY OBLIGATIONS  6.1%
  10,000   United States Treasury
           Bond.....................   6.375           08/15/2027               9,603,500
  40,000   United States Treasury
           Bond.....................   7.250           08/15/2022              42,140,800
  70,000   United States Treasury
           Note.....................   6.000           08/15/2009              68,501,300
                                                                           --------------
                                                                              120,245,600
                                                                           --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity            Market Value
-----------------------------------------------------------------------------------------
           FORWARD PURCHASE COMMITMENTS  2.5%
$ 50,000   Federal National Mortgage
           Association January
           Forward..................   7.000%             TBA              $   48,359,500
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $1,961,303,735).................................................    1,905,590,558
SHORT-TERM INVESTMENTS  6.5%
  Federal Home Loan Bank Discount Note ($127,166,000 par, yielding
1.521%,   01/03/2000 maturity) (Cost $127,155,403)......................      127,155,403
                                                                           --------------
TOTAL INVESTMENTS  103.4%
  (Cost $2,088,459,138).................................................    2,032,745,961
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.4%)...........................      (66,685,943)
                                                                           --------------
NET ASSETS  100.0%......................................................   $1,966,060,018
                                                                           ==============

* Zero coupon bond

(a) Assets segregated as collateral for open forward transactions, futures or borrowings of the Fund.

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,088,459,138).....................    $2,032,745,961
Cash........................................................        19,927,054
Receivables:
  Investments Sold..........................................        48,514,226
  Interest..................................................        13,917,299
  Fund Shares Sold..........................................         1,722,189
  Variation Margin on Futures...............................           353,687
  Fee Income................................................            81,390
Other.......................................................           306,024
                                                                --------------
      Total Assets..........................................     2,117,567,830
                                                                --------------
LIABILITIES:
Payables:
  Reverse Repurchase Agreements.............................        71,137,500
  Investments Purchased.....................................        67,207,676
  Income Distributions......................................         4,489,967
  Forward Commitments.......................................         3,192,710
  Fund Shares Repurchased...................................         2,451,967
  Investment Advisory Fee...................................           877,985
  Distributor and Affiliates................................           694,004
Accrued Expenses............................................         1,219,597
Trustees' Deferred Compensation and Retirement Plans........           236,406
                                                                --------------
    Total Liabilities.......................................       151,507,812
                                                                --------------
NET ASSETS..................................................    $1,966,060,018
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,330,318,893
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (1,840,241)
Net Unrealized Depreciation.................................       (56,870,655)
Accumulated Net Realized Loss...............................      (305,547,979)
                                                                --------------
NET ASSETS..................................................    $1,966,060,018
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,816,436,756 and 134,355,169 shares of
    beneficial interest issued and outstanding).............    $        13.52
    Maximum sales charge (4.75%* of offering price).........               .67
                                                                --------------
    Maximum offering price to public........................    $        14.19
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $130,376,064 and 9,657,861 shares of
    beneficial interest issued and outstanding).............    $        13.50
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,247,198 and 1,426,215 shares of
    beneficial interest issued and outstanding).............    $        13.50
                                                                ==============

* On sales of $100,000 or more, the sales charge will be reduced.
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 155,302,339
Fee Income..................................................      7,500,714
                                                              -------------
    Total Income............................................    162,803,053
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     11,376,989
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,848,324, $2,106,569 and $197,849,
  respectively).............................................      6,152,742
Shareholder Services........................................      2,536,127
Custody.....................................................        426,075
Legal.......................................................        165,070
Trustees' Fees and Related Expenses.........................         88,610
Other.......................................................      1,046,864
                                                              -------------
    Total Operating Expenses................................     21,792,477
    Less Credits Earned on Cash Balances....................        146,721
                                                              -------------
    Net Operating Expenses..................................     21,650,756
    Interest Expense........................................      1,455,749
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 139,696,548
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (33,985,701)
  Forward Commitments.......................................    (13,763,918)
  Options...................................................        350,813
  Futures...................................................      8,176,960
                                                              -------------
Net Realized Loss...........................................    (39,221,846)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     48,093,284
                                                              -------------
  End of the Period:
    Investments.............................................    (55,713,177)
    Forward Commitments.....................................     (3,195,249)
    Futures.................................................      2,037,771
                                                              -------------
                                                                (56,870,655)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (104,963,939)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(144,185,785)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (4,489,237)
                                                              =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                 Year Ended          Year Ended
                                              December 31, 1999   December 31, 1998
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................   $  139,696,548      $  158,890,618
Net Realized Gain/Loss......................      (39,221,846)         13,000,725
Net Unrealized Depreciation During the
  Period....................................     (104,963,939)        (34,005,601)
                                               --------------      --------------
Change in Net Assets from Operations........       (4,489,237)        137,885,742
                                               --------------      --------------
Distributions from Net Investment Income....     (141,807,974)       (166,226,903)
Distributions in Excess of Net Investment
  Income....................................       (1,840,241)                -0-
                                               --------------      --------------
Total Distributions from and in Excess of
  Net Investment income*....................     (143,648,215)       (166,226,903)
                                               --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES................................     (148,137,452)        (28,341,161)
                                               --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................      652,849,316         227,696,473
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................       76,741,229          83,888,683
Cost of Shares Repurchased..................     (997,199,101)       (539,408,924)
                                               --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..............................     (267,608,556)       (227,823,768)
                                               --------------      --------------
TOTAL DECREASE IN NET ASSETS................     (415,746,008)       (256,164,929)
NET ASSETS:
Beginning of the Period.....................    2,381,806,026       2,637,970,955
                                               --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(1,840,241) and $2,111,426,
  respectively).............................   $1,966,060,018      $2,381,806,026
                                               ==============      ==============
*Distributions by Class
-----------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares............................   $ (130,258,197)     $ (145,479,133)
  Class B Shares............................      (12,244,365)        (19,836,275)
  Class C Shares............................       (1,145,653)           (911,495)
                                               --------------      --------------
                                               $ (143,648,215)     $ (166,226,903)
                                               ==============      ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended December 31,
                                ----------------------------------------------------
        Class A Shares            1999       1998       1997       1996       1995
------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period...... $ 14.459   $ 14.624   $ 14.459   $ 14.950   $ 13.698
                                --------   --------   --------   --------   --------
Net Investment Income..........     .899       .941      1.039      1.069      1.111
Net Realized and Unrealized
  Gain/Loss....................    (.914)     (.127)      .158      (.495)     1.233
                                --------   --------   --------   --------   --------
Total from Investment
  Operations...................    (.015)      .814      1.197       .574      2.344
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .924       .979      1.032      1.065      1.092
                                --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period....................... $ 13.520   $ 14.459   $ 14.624   $ 14.459   $ 14.950
                                ========   ========   ========   ========   ========
Total Return (a)...............    (.11%)     5.77%      8.57%      4.10%     17.61%
Net Assets at End of the Period
  (In millions)................ $1,817.0   $2,079.6   $2,264.8   $2,560.1   $2,962.9
Ratio of Operating Expenses to
  Average Net Assets (b).......     .91%       .90%       .90%       .90%       .93%
Ratio of Interest Expense to
  Average Net Assets...........     .07%       .04%       .08%       .02%       .27%
Ratio of Net Investment Income
  to Average Net Assets (b)....    6.50%      6.45%      7.26%      7.38%      7.68%
Portfolio Turnover
  (Excluding Dollar Rolls and
  Forward Commitment
  Transactions)................     112%        82%       104%        64%        63%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class B Shares            1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $14.440   $14.609   $14.447   $14.948   $13.694
                                 -------   -------   -------   -------   -------
  Net Investment Income........     .750      .816      .916      .947      .991
  Net Realized and Unrealized
    Gain/Loss..................    (.880)    (.121)     .162     (.494)    1.241
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    (.130)     .695     1.078      .453     2.232
                                 -------   -------   -------   -------   -------
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .811      .864      .916      .954      .978
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $13.499   $14.440   $14.609   $14.447   $14.948
                                 =======   =======   =======   =======   =======
Total Return (a)...............    (.92%)    4.87%     7.71%     3.24%    16.78%
Net Assets at End of the Period
  (In millions)................  $ 130.4   $ 284.2   $ 359.0   $ 414.8   $ 466.7
Ratio of Operating Expenses to
  Average Net Assets (b).......    1.71%     1.72%     1.72%     1.73%     1.75%
Ratio of Interest Expense to
  Average Net Assets...........     .07%      .04%      .08%      .02%      .27%
Ratio of Net Investment Income
  to Average Net Assets (b)....    5.73%     5.63%     6.44%     6.55%     6.85%
Portfolio Turnover
  (Excluding Dollar Rolls and
  Forward Commitment
  Transactions)................     112%       82%      104%       64%       63%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class C Shares            1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $14.436   $14.608   $14.448   $14.948   $13.693
                                 -------   -------   -------   -------   -------
Net Investment Income..........     .784      .822      .910      .943      .996
Net Realized and Unrealized
  Gain/Loss....................    (.914)    (.130)     .166     (.489)    1.237
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    (.130)     .692     1.076      .454     2.233
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .811      .864      .916      .954      .978
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $13.495   $14.436   $14.608   $14.448   $14.948
                                 =======   =======   =======   =======   =======
Total Return (a)...............    (.92%)    4.87%     7.71%     3.24%    16.78%
Net Assets at End of the Period
  (In millions)................  $  19.3   $  18.0   $  14.2   $  14.3   $  13.3
Ratio of Operating Expenses to
  Average Net Assets (b).......    1.72%     1.72%     1.72%     1.72%     1.75%
Ratio of Interest Expense to
  Average Net Assets...........     .07%      .04%      .08%      .02%      .27%
Ratio of Net Investment Income
  to Average Net Assets (b)....    5.66%     5.63%     6.41%     6.55%     6.86%
Portfolio Turnover
  (Excluding Dollar Rolls and
  Forward Commitment
  Transactions)................     112%       82%      104%       64%       63%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen U.S. Government Fund (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                               December 31, 1999
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due to the Fund.
    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.
    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $38.4 million with an average interest rate of 3.81%.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset

                               December 31, 1999
--------------------------------------------------------------------------------

such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $303,209,426 which will expire between December 31, 2000 and December 31, 2007. Of this amount, $910,777 will expire on December 31, 2000. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and the gains recognized for tax purposes on open futures contracts at December 31, 1999.
    At December 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $2,088,759,919, the aggregate gross unrealized appreciation is $14,312,750 and the aggregate gross unrealized depreciation is $70,326,708, resulting in net unrealized depreciation on long- and short-term investments of $56,013,958.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $141,721 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .550 of 1%
Next $500 million.....................................     .525 of 1%
Next $2 billion.......................................     .500 of 1%
Next $2 billion.......................................     .475 of 1%
Next $2 billion.......................................     .450 of 1%
Next $2 billion.......................................     .425 of 1%
Thereafter............................................     .400 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $122,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                               December 31, 1999
--------------------------------------------------------------------------------

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $629,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $1,997,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At December 31, 1999, capital aggregated $2,123,172,913, $185,648,374 and
$21,497,606 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     41,019,965    $ 579,248,096
  Class B..................................      2,312,115       32,424,964
  Class C..................................      2,895,380       41,176,256
                                               -----------    -------------
Total Sales................................     46,227,460    $ 652,849,316
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      5,012,768    $  69,919,838
  Class B..................................        444,278        6,205,393
  Class C..................................         44,258          615,998
                                               -----------    -------------
Total Dividend Reinvestment................      5,501,304    $  76,741,229
                                               ===========    =============

                               December 31, 1999
--------------------------------------------------------------------------------

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Repurchases:
  Class A..................................    (55,503,423)   $(779,758,069)
  Class B..................................    (12,781,310)    (178,274,905)
  Class C..................................     (2,757,904)     (39,166,127)
                                               -----------    -------------
Total Repurchases..........................    (71,042,637)   $(997,199,101)
                                               ===========    =============

    At December 31, 1998, capital aggregated $2,253,763,048, $325,292,922 and
$18,871,479 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  12,318,462    $ 178,967,243
  Class B....................................   2,614,449       38,018,032
  Class C....................................     737,549       10,711,198
                                              -----------    -------------
Total Sales..................................  15,670,460    $ 227,696,473
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   5,072,364    $  73,854,456
  Class B....................................     657,222        9,560,132
  Class C....................................      32,619          474,095
                                              -----------    -------------
Total Dividend Reinvestment..................   5,762,205    $  83,888,683
                                              ===========    =============
Repurchases:
  Class A.................................... (28,427,934)   $(413,723,630)
  Class B....................................  (8,161,261)    (118,456,887)
  Class C....................................    (497,580)      (7,228,407)
                                              -----------    -------------
Total Repurchases............................ (37,086,775)   $(539,408,924)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares are purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares are

                               December 31, 1999
--------------------------------------------------------------------------------

purchased. For the year ended December 31, 1999, 8,143,395 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALE CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................     4.00%              1.00%
Second.......................................     3.75%               None
Third........................................     3.50%               None
Fourth.......................................     2.50%               None
Fifth........................................     1.50%               None
Sixth........................................     1.00%               None
Seventh and Thereafter.......................      None               None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $80,900 and CDSC on redeemed shares of approximately $458,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, were $2,372,034,641 and $2,528,247,004, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract or forward commitment. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.
    Transactions in options for the year ended December 31, 1999, were as follows:

                                                  CONTRACTS      PREMIUM
--------------------------------------------------------------------------
Outstanding at December 31, 1998..............        -0-      $       -0-
  Options Written and Purchased (Net).........      2,000        1,139,438
  Options Terminated in Closing Transactions
     (Net)....................................     (2,000)      (1,139,438)
  Options Expired (Net).......................        -0-              -0-
                                                   ------      -----------
Outstanding at December 31, 1999..............        -0-      $       -0-
                                                   ======      ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and notes and typically closes the contract prior to the delivery date.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               December 31, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1998..........................       1,837
  Futures Opened..........................................      18,025
  Futures Closed..........................................     (19,064)
                                                               -------
Outstanding at December 31, 1999..........................         798
                                                               =======

    The futures contracts outstanding as of December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts:
  US Treasury Note Futures, Mar. 2000
     (Current Notional Value $98,594 per
     contract)................................      50        $ (136,719)
Short Contracts:
  US Treasury Bond Futures, Mar. 2000
     (Current Notional Value $93,863 per
     contract)................................     748         2,174,490
                                                   ---        ----------
                                                   798        $2,037,771
                                                   ===        ==========

C. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forward commitments. The Fund has segregated assets for these open commitments totaling $461.0 million.
    The following forward purchase commitments were outstanding as of December 31, 1999:

                                                                         UNREALIZED
PAR AMOUNT                                 SETTLEMENT                   APPRECIATION/
  (000)              DESCRIPTION              DATE      CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------------------
 $100,000    FHLMC Gold, 7.50% coupon....   01/19/00    $ 99,031,000     $(1,234,625)
   60,000    FHLMC Gold, 8.00% coupon....   01/19/00      60,581,400        (299,850)
  110,000    FNMA, 7.00% coupon..........   01/24/00     108,831,800        (839,684)
   75,000    FNMA, 7.50% coupon..........   01/19/00      74,179,500        (797,062)
   14,000    GNMA, 7.00% coupon..........   01/25/00      13,523,160         (24,028)
                                                        ------------     -----------
                                                        $356,146,860     $(3,195,249)
                                                        ============     ===========

                               December 31, 1999
--------------------------------------------------------------------------------

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts.
    The following closed but unsettled forward transactions were outstanding at December 31, 1999:

                              SETTLEMENT                                  NET
        DESCRIPTION              DATE      RECEIVABLE      PAYABLE     RECEIVABLE
---------------------------------------------------------------------------------
FHLMC Gold ($45,000,000 par,
  7.50% coupon,
  12/01/2099)...............   01/19/00    $44,657,227   $44,654,688     $2,539

6. MORTGAGE BACKED SECURITIES
A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).
    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31,1999, are payments retained by Van Kampen of approximately $1,847,600.

                               December 31, 1999
--------------------------------------------------------------------------------

8. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:


           (a)(1)    Agreement and Declaration of Trust(2)
              (2)    Certificate of Amendment(7)
              (3)    Amended and Restated Certificate of Designation(5)
              (4)    Second Amended and Restated Certificate of Designation(7)
           (b)       By-Laws(2)
           (c)(1)    Specimen Class A Shares Certificate(2)
              (2)    Specimen Class B Shares Certificate(2)
              (3)    Specimen Class C Shares Certificate(2)
           (d)       Investment Advisory Agreement(5)
           (e)(1)    Distribution and Service Agreement(5)
              (2)    Form of Dealer Agreement(1)
              (3)    Form of Broker Agreement(1)
              (4)    Form of Bank Agreement(1)
           (f)(1)    Form of Trustee Deferred Compensation Plan(8)
              (2)    Form of Trustee Retirement Plan(8)
           (g)(1)    Custodian Agreement(4)
              (2)    Transfer Agency and Service Agreement(5)
           (h)(1)    Fund Accounting Agreement(5)
              (2)    Legal Services Agreement(5)
           (i)(1)    Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                     (Illinois)(3)
              (2)    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
           (j)       Consent of KPMG LLP+
           (k)       Not applicable
           (l)       Letter of understand relating to initial capital(6)
           (m)(1)    Plan of Distribution Pursuant to Rule 12b-1(2)
               (2)   Form of Shareholder Assistance Agreement(1)
               (3)   Form of Administrative Services Agreement(1)
               (4)   Service Plan(2)
           (n)       Not Applicable
           (o)       Amended Multi-Class Plan(3)
           (p)       Form of Code of Ethics+
           (q)       Power of Attorney+
           (z)(1)    List of Certain Investment Companies in Response to Item 27(a)+
              (2)    List of Officers and Directors of Van Kampen Funds Inc. in Response
                     to Item 27(b)+


---------------

 (1) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement, File No. 2-89190, filed August 2, 1995.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement, File No. 2-89190, filed April 24, 1996.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement, File No. 2-89190, filed April 30, 1997.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 75 to Van Kampen American Capital Growth & Income Fund's Registration Statement on Form N-1A, File No. 2-21657, filed March 27, 1998.

 (5) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement, File No. 2-89190, filed April 29, 1998.

 (6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, File No. 2-89190, filed April 6, 1984.

 (7) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement, File No. 2-89190, filed March 1, 1999.

 (8) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File Nos. 811-734 and 2-12685, filed April 29, 1999.

   + Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

     None.

ITEM 25. INDEMNIFICATION:


     Pursuant to Del Code Ann. Title 12, Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.



     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, as amended. Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of such person's office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that there is reason to believe such person is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.



     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.



     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:



     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.



     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.



     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.



     (4) the refusal of the Fund to comply with terms of the agreement or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.



     See also "Investment Advisory Agreement" in the Statement of Additional Information.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of Van Kampen Investment Advisory Corp., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen Funds Inc., ("the Distributor") which acts as a principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit (z)(1) hereto.


     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and
(iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES:

     Not applicable.

ITEM 30. UNDERTAKINGS:

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN U.S. GOVERNMENT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 28th day of April, 2000.



                              VAN KAMPEN U.S. GOVERNMENT TRUST



                              By:          /s/ A. THOMAS SMITH III

                                 -----------------------------------------------

                                         A. Thomas Smith III, Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on April 28, 2000 by the following persons in the capacities indicated:



                     SIGNATURES                                                TITLE
                     ----------                                                -----
Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*                    Trustee and President
-----------------------------------------------------
               Richard F. Powers, III*

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                       Vice President, Chief Financial Officer and
-----------------------------------------------------       Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                       Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                        Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                      Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                       Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                        Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/ MITCHELL M. MERIN*                       Trustee
-----------------------------------------------------
                  Mitchell M. Merin

               /s/ PHILLIP B. ROONEY*                       Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                        Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                        Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                      Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

/s/ A. THOMAS SMITH III                                     April 28, 2000
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

                        VAN KAMPEN U.S. GOVERNMENT TRUST

                     SCHEDULE OF EXHIBITS TO POST-EFFECTIVE

                           AMENDMENT 33 TO FORM N-1A



EXHIBIT
NUMBER
-------
(i)(2)    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)       Consent of KPMG LLP
(p)       Form of Code of Ethics
(q)       Power of Attorney
(z)(i)    List of Certain Investment Companies in Response to Item
          27(a)
   (2)    List of Officers and Directors of Van Kampen Funds Inc. in
          Response to Item 27(b)